UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 1, 2018
Date of Report (Date of earliest event reported)

CAI International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33388	94-3109229
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

Steuart Tower, 1 Market Plaza, Suite 900, San Francisco, CA 94105
(Address of principal executive offices, including ZIP Code)

Registrant's telephone number, including area code: (415) 788-0100

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 1, 2018, CAI International, Inc. (the "Company") held its 2018 Annual Meeting of Stockholders (the "Annual Meeting"), at which the Company's stockholders approved an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of preferred stock from 5,000,000 shares to 10,000,000 shares.  In connection therewith, on June 4, 2018, the Company filed a Certificate of Amendment to the Amendment and Restated Certificate of Incorporation (the "Certificate of Amendment") with the Secretary of State of the State of Delaware to increase the number of authorized shares of preferred stock to 10,000,000 shares.

The foregoing description of the Certificate of Amendment does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Certificate of Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 1, 2018, the Company held the Annual Meeting in Palo Alto, California.  At the Annual Meeting, there were 18,199,818 shares represented to vote either in person or by proxy, or 88.8% of the outstanding shares entitled to vote, which represented a quorum.  The final results of voting for each matter submitted to a vote of the stockholders at the Annual Meeting are as follows:

1.    Kathryn G. Jackson and Andrew S. Ogawa were elected as Class II directors of the Company, each to serve for a term of three years or until her or his respective successor has been duly elected and qualified.  The voting for each director was as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Kathryn G. Jackson	16,085,379	55,247	2,059,192
Andrew S. Ogawa	15,767,424	373,202	2,059,192

2.    KPMG LLP was ratified as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018 by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
17,767,005	428,703	4,110	—

3.    The advisory vote to approve the compensation of the Company's named executive officers was approved by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
15,443,971	572,426	124,229	2,059,192

4.    The amendment to the Company's Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of preferred stock from 5,000,000 shares to 10,000,000 shares, was approved by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
14,135,626	2,002,910	2,090	2,059,192

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of CAI International, Inc., dated June 4, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAI INTERNATIONAL, INC.

Dated: June 5, 2018	By:	/s/ Timothy B. Page
Name: Timothy B. Page
Title: Chief Financial Officer